UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

EVOME MEDICAL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

49 Natcon Dr
 Shirley, New York, United States 11967
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Salona Global Medical Device Corporation
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2024, Natalia Vakhitova notified the Board of Directors of Evome Medical Technologies Inc. (the "Company") of her intention to resign as the Company's Principal Accounting Officer and Chief Financial Officer effective on January 22, 2024.  Ms. Vakhitova did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies or practices, including accounting principles and practices.

On January 30, 2024, the Board appointed Cherine Pottinger-Harris as the Company's Principal Accounting Officer and interim Chief Financial Officer.  Prior to joining the Company, from March 2017 to December 2023, Ms. Pottinger-Harris, 43 years old, held the position of Financial Controller at iNECTA, LLC, a multinational information technology provider of SAAS for the food industry.  Ms. Pottinger-Harris was Accounting Manager at D-VAC Sales Inc., a manufacturer of HVAC products, from November 2017 to May 2020. Overall, Ms. Pottinger-Harris has over 20 years' experience in accounting and tax.

No family relationships exist between Ms. Pottinger-Harris and any of the Company's directors or other executive officers. There are no other arrangements between  Ms. Pottinger-Harris and any other person pursuant to which she was selected as an officer, nor are there any transactions to which the Company is or was a participant and in which Ms. Pottinger-Harris has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 31, 2024, the Company issued a press release announcing, among other things, the resignation of Ms. Vakhitova. A copy of such press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.  This information is furnished pursuant to Item 7.01 "Regulation FD Disclosure," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Evome Medical Technologies Inc. dated January 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EVOME MEDICAL TECHNOLOGIES INC.

Date: February 1, 2024	By: /s/ Michael Seckler
Name: Michael Seckler
Title: Chief Executive Officer